AMENDMENT NO. 4 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AGREEMENT

This Amendment No. 4 and Waiver Agreement (“Amendment”) dated as of October 21, 2022 (the “Amendment Date”) to the Agreement, as defined below, is entered into by and among Astronics Corporation (“Borrower”), the lenders under the Agreement (the “Lenders”) and HSBC Bank USA, National Association, as agent for the Lenders under the Agreement (“Agent”), and as the Swingline Lender and Issuing Bank. Terms used herein and not otherwise defined are used with their defined meanings from the Agreement.

Recitals

A.    The Borrower, the Agent and the Lenders are the parties to a Fifth Amended and Restated Credit Agreement dated as of February 16, 2018, as amended by Amendment No. 1 to Fifth Amended and Restated Credit Agreement dated May 4, 2020, Amendment No. 2 to Fifth Amended and Restated Credit Agreement dated March 1, 2022 and Amendment No. 3 to Fifth Amended and Restated Credit Agreement dated August 9, 2022 (the “Agreement”).

B.    The Borrower is in default under the Agreement as a result of the Borrower’s failure to comply with the (a) Maximum Leverage Ratio required pursuant to Section 6.13 of the Agreement; and (b) the Minimum Liquidity required pursuant to Section 6.15 of the Agreement, in each case as of September 30, 2022 (collectively, the “Specified Events of Default”).

C.    The Borrower has requested that the Agent and the Lenders waive the Specified Events of Default as of September 30, 2022.

D.    Pursuant to Section 9.14 of the Agreement, the Borrower has also requested that the Agent and the Lenders amend certain terms of the Agreement.

E.    The Lenders and the Agent are agreeable to the foregoing to the extent set forth in this Amendment.

F.    The Borrower and each of the Guarantors will benefit from the changes to the Agreement set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrower and its Subsidiaries, the parties hereto agree as follows:

1.    Conditions Precedent to this Amendment. This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:

1.1    Amendment Documentation. The Agent shall have received a copy of this Amendment executed by all parties hereto.

1.2    No Default. As of the date hereof, after giving effect hereto, no Default or Event of Default shall have occurred and be continuing.

1.3    Beneficial Ownership. If requested by any Lender, the Agent shall have received a Beneficial Ownership Certification in relation to the Borrower. As of the date hereof, the information included in any Beneficial Ownership Certification furnished to any of the Lenders, as applicable, is true and correct in all respects.

1.4    Representations and Warranties. The representations and warranties contained in the Agreement shall be true, correct and complete as of the date hereof as though made on such date, except to the extent such representations and warranties are expressly limited to a specific date.

1.5    Payment of Fees. The Borrower shall have paid to the Agent, for the ratable benefit of Lenders, a fee in the amount of 5 basis points of the Commitment for each Lender (the “Closing Date Fee”). Any fees or costs required to be paid on or before the effectiveness of this Amendment (including, without limitation, the Closing Date Fee and the cost in connection with any third party reports) shall have been paid. In addition, on the closing of the Refinance Facility (as defined below), the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a fee in the amount of 5 basis points of the Commitment for each Lender.

2.    Amendments. The Agreement is amended as follows:

2.1    Article I entitled “Definitions” is amended by deleting the present definitions of the terms set forth below and replacing them in their entirety with the following definitions:

“Applicable Commitment Fee Rate” - 0.40%.

“Applicable Margin” - 3.50% for ABR Loans and 4.50% for SOFR Loans.

“Maximum Limit” - The maximum aggregate amount which the Borrower can borrow from time to time under the Revolving Credit, which (a) from the date of this Amendment through November 20, 2022 is $180,000,000 and (b) effective November 21, 2022 is $170,000,000. The Commitments of the Lenders will be reduced pro rata on November 21, 2022.

2.2    Article I entitled “Definitions” is further amended by adding the following new definition in the appropriate alphabetical order:

“Refinance Facility” - The proposed refinancing of the Revolving Loans under this Agreement with new revolving credit and/or term loan facilities which is anticipated to close during November 2022.

2.3    The Agreement is amended to add the following new Section 5.21:
“5.21 Liquidity Reports. The Borrower shall provide to the Agent a daily report of the Borrower’s Liquidity and cash balances, in form satisfactory to the Agent, which shall include, without limitation, a summary of the immediately preceding day’s disbursements and collections.”

2.4    Section 6.13 of the Agreement entitled “Maximum Leverage Ratio” is deleted and replaced with the following:

“6.13 Maximum Leverage Ratio. Commencing with the fiscal quarter ending December 31, 2022, the Borrower will not permit, as of the end of any fiscal quarter, the Leverage Ratio to exceed 3.75 to 1.0.”

2.5    Section 6.15 of the Agreement entitled “Minimum Liquidity” is deleted and replaced with the following:

“6.15 Minimum Liquidity. The Minimum Liquidity requirement is waived for October 2022. The Borrower will not permit Liquidity to be less than $15,000,000 as of the end of November 21, 2022 or less than $35,000,000 as of November 30, 2022 or as of the end of any month thereafter.”

2.6    The following is added to the Agreement as a new Section 6.16:
“6.16 Retention of Consultant. On or before October 24, 2022 the Borrower shall retain, at its own expense, a consulting firm satisfactory to the Agent and the Required Lenders, who has the experience and capability to effectively act as a financial and operational consultant to the Borrower (the “Consultant”), the scope of whose assignment shall be satisfactory to the Agent and the Required Lenders but shall include reviewing and advising the Borrower regarding a proposed business plan and strategy to improve its business, monitoring and evaluating the accuracy of the Borrower’s cash flow, liquidity position and pipeline, reviewing and analyzing current contracts and supplier procurement procedures and reviewing and advising the Borrower on its operating systems. The Consultant shall be available to respond to inquiries from the Agent and the Lenders, to attend calls with the Lenders to present its findings. The Borrower shall supply a copy of all of the Consultant’s reports to the Agent.”

2.7    The following is added to the Agreement as a new Section 9.24:
“9.24 Refinancing Reports. The Agent shall provide to the Lender, on or before Friday of each week, a status report with respect to the Refinancing Facility.”

3.    Waiver. The Agent and the Lenders hereby waive enforcement of their rights against the Borrower arising from the Specified Events of Default to the extent, and only to the extent, that the Specified Events of Default occurred or existed under the Agreement as of the Amendment Date. This waiver shall be effective only for the Specified Event of Default and only through or as of the date specified above, and in no event shall this waiver be deemed to be a waiver of (a) enforcement of the Agent’s or the Lenders’ rights with respect to any other default now existing or hereafter arising under the Agreement or (b) the Borrower’s compliance with (i) the covenants or other provisions of the Agreement referenced above from and after the dates specified above or (ii) any other covenants or provisions of the Agreement or the other Loan Documents.

4.    Reaffirmations.

4.1    The Borrower hereby acknowledges and reaffirms the execution and delivery of its Second Amended and Restated General Security Agreement dated as of July 18, 2013 and as supplemented prior to the date hereof (collectively, the “Borrower Security Agreement”), and agrees that the Borrower Security Agreement shall continue in full force and effect and continue to secure the “Obligations” as defined therein, including all indebtedness to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith. The Borrower further acknowledges and reaffirms the authorization of any financing statements filed against the Borrower in connection with the Borrower Security Agreement and acknowledges, reaffirms, ratifies and agrees that the filing of such financing statement or financing statements shall continue in full force and effect and continue to perfect the Agent’s security interest in any and all collateral described therein granted to the Agent, for the benefit of the Agent and the Lenders, by the Borrower under the Borrower Security Agreement or otherwise.

4.2    Each of the Guarantors hereby acknowledges and reaffirms the execution and delivery of its respective Guaranty (collectively, the “Guaranty”) and its respective Security Agreement (collectively, the “Guarantor Security Agreement”), and agrees that such Guaranty and the Guarantor Security Agreement shall continue in full force and effect and continue to guarantee or secure, as applicable, all “Obligations” as defined therein, including all indebtedness of the Borrower to the Agent, the Lenders and the Issuing Bank arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith. Each Guarantor further acknowledges and reaffirms the authorization of any financing statements filed against such Guarantor in connection with the Guarantor Security Agreement and acknowledges, reaffirms, ratifies and agrees that the filing of such financing statement or financing statements shall continue in full force and effect and continue to perfect the Agent’s security interest in any and all collateral described therein granted to the Agent by such Guarantor under the General Security Agreement or otherwise.

5.    Reference to and Effect on Loan Documents.

(a)    Upon the effectiveness hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

(b)    The Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof. This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, the Lenders and each of their successors and assigns. The Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety. Each Borrower acknowledges and agrees that the Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

(c)    Except as expressly and specifically set forth herein, the terms, provisions and conditions of the Agreement shall remain in full force and effect and unchanged by the terms of this Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Agreement, nor constitute a waiver of any provision of the Agreement.

6.    Other.
6.1    This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.

6.2    This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be in effect from time to time, without regard to principles of conflicts of law.

6.3    Borrower shall take such other and further acts, and deliver to the Agent and the Lenders such other and further documents and agreements, as the Agent shall reasonably request in connection with the transactions contemplated hereby.

6.4    The Borrower agrees to pay on demand by Agent all expenses of Agent, including without limitation, fees and disbursements of counsel for Agent, in connection with the transactions contemplated by this Amendment, the negotiations for and preparation of this Amendment and any other documents related hereto, and the enforcement of the rights of Agent’s and Lenders under the Loan Agreement as amended by this Amendment.

6.5    To induce Lenders to enter into this Amendment, Borrower and Guarantors each waives and releases and forever discharges Agent and each Lender and their respective officers, directors, attorneys, agents and employees from any defenses, liability, damage, claim, loss or expense of any kind that any of them may have against Agent and each Lender arising out of or relating to the Loan Documents as of the Amendment Date. Borrower and Guarantors, jointly and severally, further agree to indemnify and hold Agent and each Lender and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against Agent or any Lender on account of any claims arising out of or relating to the Loan Documents. Borrower and Guarantors each further state that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

[Signature Page Follows]

The parties hereto have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

ASTRONICS CORPORATION

By: /s/ David C. Burney
    David C. Burney
    Vice President - Finance

Consented to, and Agreed, as of the date of this Amendment by the following Guarantors:

ASTRONICS ADVANCED ELECTRONIC
SYSTEMS CORP.
ASTRONICS CONNECTIVITY SYSTEMS &
CERTIFICATION CORP.
ASTRONICS CUSTOM CONTROL CONCEPTS INC.
ARMSTRONG AEROSPACE, INC.
LUMINESCENT SYSTEMS, INC.
ASTRONICS DME LLC
ASTRONICS AEROSAT CORPORATION
PECO, INC.
ASTRONICS TEST SYSTEMS INC.

By: /s/ David C. Burney
    David C. Burney, Treasurer

[Signature Page to Astronics Amendment No. 4]

HSBC BANK USA, NATIONAL ASSOCIATION
as Agent

By: /s/ Ershad Sattar
Name: Ershad Sattar
Title: Vice President

[Signature Page to Astronics Amendment No. 4]

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender, Swingline Lender and Issuing Bank

By: /s/ Shaun R. Kleinman
Name: Shaun R. Kleinman
Title: Senior Vice President

[Signature Page to Astronics Amendment No. 4]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Kelly Werbecki
Name: Kelly Werbecki
Title: Sr. Vice President

[Signature Page to Astronics Amendment No. 4]

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By: /s/ Deborah Urtz-Gleason
Name: Deborah Urtz-Gleason
Title: Senior Vice President

[Signature Page to Astronics Amendment No. 4]

TRUIST BANK, as a Lender
By: /s/ Juan De Jesus-Caballero
Name: Juan De Jesus-Caballero
Title: Senior Vice President

[Signature Page to Astronics Amendment No. 4]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Nancy Kallianos
Name: Nancy Kallianos
Title: SVP

[Signature Page to Astronics Amendment No. 4]